Exhibit 10.9

CONVERTIBLE NOTE PURCHASE AGREEMENT

THIS CONVERTIBLE NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of December 16, 2016 by and among:

(1)                                 Niu Technologies, a company organized and existing under the laws of the Cayman Islands (the “Company” ); and

(2)                                 The entities named on the Exhibit A attached hereto (individually, a “Purchaser” and collectively, the “Purchasers”);

The Company and the Purchasers are hereinafter collectively referred to as the “Parties” and respectively referred to as a “Party”.

WHEREAS, the Company has requested the Purchasers to provide a bridge loan in the aggregate principal amount of US$3,750,000 and an amount in US dollars equivalent to RMB 90,000,000 (the “Principal Amount”) pursuant to the terms and conditions of this Agreement; and

WHEREAS, the Parties intend that (i) subject to Section 7(c) of the Note, in the event that the RCPS Shares Closing (defined below) does not occur, the Principal Amount under the Note (defined below), together with all accrued interest thereon, shall be fully repaid in cash, or (ii) in the event of the closing of the Purchasers’ purchase of all series A-3 or other class of redeemable convertible participating preference shares of the Company of US$0.0001 par value per share (the “RCPS Shares”) pursuant to the terms of a Preferred Share Purchase Agreement (the “Subscription Agreement”) to be entered into by and among, inter alia, the Parties hereto and certain other parties occurs (such closing, the “RCPS Shares Closing”), each Purchaser is entitled to convert all or any portion of the Principal Amount, upon the occurrence of the RCPS Shares Closing, into such number of RCPS Shares calculated by dividing the Principal Amount by the Conversion Price (as defined in the Note).

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1. ISSUANCE OF NOTES

1.1                               Issuance of Notes. Subject to the terms and conditions of this Agreement, at the Note Closing (as defined below), the Company shall issue and sell to the Purchasers, and the Purchasers agree to purchase from the Company, the convertible promissory note in the form of Exhibit B hereto (the “Note”) in the Principal Amount, against payment by the Purchasers to the Company of the Principal Amount.

1.2                               Use of Proceeds. Subject to Section 6 hereof, the Company shall use the proceeds from the issuance of the Note as working capital of the Group Companies (as defined below) and shall not use such proceeds to pay any debt of the Group Companies (other than any indebtedness occurred during the ordinary course of the business of the Company) or to repurchase or cancel any securities held by any shareholder of the Group Companies or to make any payment to the shareholders or affiliates of any Group Company or for any other purposes without the prior written consent of the Purchasers.

SECTION 2. NOTE CLOSING

2.1                               Note Closing. The closing of the purchase and sale of the Note hereunder (the “Note Closing”) shall take place remotely via the exchange of documents and signatures on the Closing Date, within three (3) Business Days upon completion by the Company (or waiver by the Purchasers) of all conditions in Section 5 below.

2.2                               Delivery. At the Note Closing,

(i)                                     the Purchasers shall pay the Company, by wire transfer of immediately available funds, an amount equal to the Principal Amount, to the bank account designated by the Company; and

(ii)                                  the Company shall execute and deliver to each Purchaser a Note in its name evidencing the each Purchaser’ payment of the Principal Amount. The Note issued to the Purchasers shall be binding obligation of the Company upon execution thereof by the Company and delivery thereof to the Purchasers (including delivery via fax, email or other electronic means).

SECTION 3. REPRESENTATIONS AND WARRANTIES

Unless specifically indicated otherwise, the Company (the “Warrantor”) hereby represent and warrant to the Purchasers that the statements in this Section 3 are all true, accurate, complete and not misleading as of the date of this Agreement and as of the Note Closing. For purposes of this Section 3, with respect to a Party that is an entity, any reference to such Party’s “knowledge” means such Party’s best knowledge after due and diligent inquiries of officers, directors, and other employees of such Party reasonably believed to have knowledge of the matter in question.

3.1                               Organization, Good Standing and Qualification. Each Group Company is duly organized, validly existing and in good standing under, and by virtue of, the laws of the place of its incorporation or establishment and has all requisite power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. Each Group Company is qualified to do business and is in good standing in each jurisdiction where failure to be so qualified would have a material adverse effect on its financial condition, business, prospects or operations.

3.2                               Due Authorization and No Conflict. All corporate action on each Group Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of each Transaction Agreement (as defined below), the authorization, issuance, sale and delivery of the Note, the performance of their respective obligations under each Transaction Agreement and all other agreements, instruments and documents executed and delivered in connection with the transactions contemplated hereby, has been taken or will be taken prior to the Note Closing. The execution, delivery, performance and observance by such Group Company of its obligations under each Transaction Agreement and the transactions contemplated hereby and thereby, and the issue and sale of the Note to the Purchasers pursuant hereto, have been duly authorized and are, or will be duly authorized prior to the Note Closing and will be, the legally valid and binding obligations of such Group Company, enforceable against such Group Company in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally and to general equitable principles. Neither the Note, nor the Conversion Shares are subject to any pre-emptive rights, rights of first refusal, or liens of any kind. The execution, delivery, performance and observance by such Group Company of its obligations under each Transaction Agreement, the issue and delivery of the Note and the Conversion Shares do not and will not, with or without the passage of time or the giving of notice or both, (i) result in the existence or imposition of any security interest, mortgage, pledge, assignment by way of security, charge, lease, easement, servitude, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing or similar statement or notice filed under any recording or notice statute, and any lease having substantially the same effect as any of the foregoing (all the foregoing shall be referred to herein as “Liens”), in favor of any person or entity over all or any of the assets or properties of any Group Company (except for such Lien created by the Transaction Agreements); (ii) conflict with or result in a breach of any agreement, mortgage, bond or other instrument to which any Group Company is a party or which is binding upon any Group Company, or any of their respective assets or properties; (iii) conflict with or result in a breach of the certificate of incorporation, memorandum of association, articles of association or other organizational or charter documents of any Group Company; (iv) conflict with or result in a breach of any law, regulation or judicial order binding on any Group Company; or (v) result in any Group Company (a) being rendered insolvent or bankrupt as the case may be, (b) being incapable of paying its debts or performing its obligations as such debts or obligations become due in the usual course of business, (c) having liabilities that exceed its assets, (d) having final money judgments rendered in amounts that it will be unable to satisfy promptly in accordance with their terms (taking into account the maximum probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all other obligations of such Group Company, or (e) commencing any bankruptcy, reorganization or insolvency proceeding, or other proceeding, under any federal, state or other law for the relief of debtors.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

The Purchasers hereby separately and individually represent and warrant to, and agrees with, the Company that:

4.1                               Authorization. This Agreement constitutes, and the Note when executed and delivered will constitute, its valid and binding obligation, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights, and (ii) the effect of rules of law governing the availability of equitable remedies. Each Purchaser represents that it has full power and authority to enter into this Agreement and the Note.

4.2                               Purchase for Own Account. Each Purchaser represents that it is acquiring the Note and the Conversion Shares (the “Securities”) solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

SECTION 5. CONDITIONS TO PURCHASERS’ OBLIGATIONS AT CLOSING

The obligations of the Purchasers to the Company under this Agreement are subject to the fulfilment, on or before the Note Closing, of each of the following conditions, unless otherwise waived in writing by the Purchasers:

5.1                               Representations and Warranties. The representations and warranties of the Warrantors contained in Section 3 shall be true, on and as of the Note Closing.

5.2                               Performance. The Warrantor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement which are required to be performed or complied with by it on or before the Note Closing, and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

5.3                               Board and Shareholders Approval. The Shareholders and the board of directors of the Company shall have validly approved each Transaction Agreement and the transactions contemplated hereby and thereby and all other agreements and actions necessary to effect the terms contained therein, and such approval shall be in full force and effect.

5.4                               Waiver of Rights of First Refusal. The Shareholders of the Company shall have agreed to waive any rights of first refusal, pre-emptive rights or other contractual participation rights with respect to the issuance of the Note and the Conversion Shares thereunder, which shall be addressed in the shareholders resolutions as required in Section 5.3.

5.5                               Consents, Permits, and Waivers. The Company shall have obtained any and all permits, third party consents and waivers necessary or appropriate for consummation (without adverse effect) of the transactions contemplated by each Transaction Agreement.

SECTION 6. COVENANTS OF THE WARRANTOR

The Warrantor hereby undertakes and covenants to the Purchasers that:

6.1                               Authorization of Conversion Shares. The Company shall authorize sufficient shares to enable the conversion of the Note in accordance with the terms of the Note prior to the date of the proposed conversion. When issued, all such shares shall be duly authorized, fully paid and non-assessable, and validly issued in accordance with the M&AA and any relevant securities laws.

6.2                               Negative Covenants. The Warrantor hereby covenants and agrees with the Purchasers that, so long as any obligation of the Warrantor under this Agreement or the Note remains un-fulfilled, the Warrantor shall not carry out, and shall cause any other Group Companies not to carry out, the following acts without the prior written approval of the Purchasers (provided that no such consent shall be needed for the taking of such actions solely as are required to be taken by the Group Companies based on the terms of this Agreement):

(i)                                     any action to authorize, create, reclassify or issue any equity or equity-linked securities of any Group Company except solely for the issuance of Conversion Shares to the Purchasers;

(ii)                                  any amendment to the memorandum and articles of association or other charter documents of any Group Company;

(iii)                               any merger or consolidation of any Group Company with or into any other business entity;

(iv)                              change of a majority of the board members or the controlling shareholder(s) of any Group Company;

(v)                                 the liquidation, winding up or dissolution of any Group Company (or suffer of any liquidation, winding up or dissolution);

(vi)                              the declaration or payment of a dividend or other distribution on any capital stock of any Group Company;

(vii)                           the extension by any Group Company of any loan or guarantee for indebtedness to any party;

(viii)                        any incurrence of interest-bearing indebtedness except (i) solely for the purpose of making payment of any indebtedness under the Note, (ii) extension of the terms of any indebtedness existing as of the date hereof, and (iii) in the ordinary course of business of the Group Companies consistent with past practice;

(ix)                              any purchase by any Group Company of securities of or any operating assets of any other Person;

(x)                                 any transaction involving any Group Company, on the one hand, and any of the Group Company’s employees, officers, directors, shareholders or any affiliate of the foregoing, on the other hand;

(xi)                              any substantive change in the scope of business or business plan of any Group Company; or

(xii)                           any repayment or other payments to the holder of any securities issued by any Group Company.

SECTION 7. DEFINITIONS

7.1                               Certain Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” in respect of a Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person, and without limiting the generality of the foregoing, (a) in the case of a natural Person, shall include, without limitation, such Person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, (b) in the case of the Purchasers, shall include (i) any Person who holds shares as a nominee for the Purchasers, (ii) any shareholder of the Purchasers, (iii) any entity or individual which has a direct and indirect interest in the Purchasers (including, if applicable, any general partner or limited partner) or any fund manager thereof; (iv) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by the Purchasers, its shareholder, its general partner or its fund manager, (v) the relatives of any individual referred to in (ii), (iii) and (iv) above, and (vi) any trust Controlled by or held for the benefit of such individuals. For the avoidance of doubt, the Purchasers shall not be deemed to be an Affiliate of any Group Company.

“M&AA” means the Memorandum and Articles of Association of the Company adopted by the shareholders of the Company, as amended from time to time.

“Board” means the board of directors of the Company.

“Business Day” or “business day” means any day that is not a Saturday, Sunday, legal holiday or other day on which banks are required to be closed in the PRC, Hong Kong or New York.

“Closing Date” means such date as mutually agreed by the Parties, on which the Note Closing occurs.

“Control” of a given Person means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided, that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person. The terms “Controlled” and “Controlling” have meanings correlative to the foregoing.

“Conversion Shares” means the RCPS Shares which shall be authorized and then become issuable upon conversion of the Note pursuant to the terms of the Subscription Agreement.

“Governmental Authority” means the government of any nation, state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing and the term “Government Authorities” shall be construed accordingly.

“Group Companies” means the Company, Niu Technologies Group Limited, 北京牛电信息技术有限责任公司, 北京牛电科技有限责任公司, 江苏小牛电动科技有限公司, and any direct and indirect Subsidiaries of the foregoing (with each of such Group Companies being referred to as a “Group Company”).

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

“Person” means any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“PRC” means the Peoples’ Republic of China, excluding the Hong Kong Special Administrative Region, the Macau Special Administrative Region and the Islands of Taiwan.

“PRC GAAP” means the generally accepted accounting principles of the PRC.

“Subsidiary” or “subsidiary” means, with respect to any subject entity (the “subject entity”), (i) any company, partnership or other entity (x) more than 50% of whose shares or other interests entitled to vote in the election of directors or (y) more than a 50% interest whose in the profits or capital of such entity are owned or controlled directly or indirectly by the subject entity or through one or more Subsidiaries of the subject entity, (ii) any entity whose assets, or portions thereof, are consolidated with the net earnings of the subject entity and are recorded on the books of the subject entity for financial reporting purposes in accordance with US GAAP or PRC GAAP, consistently applied, or (iii) any entity with respect to which the subject entity has the power to otherwise direct the business and policies thereof directly or indirectly through another subsidiary.

“Transaction Agreements” means this Agreement and the Note.

“US GAAP” means the generally accepted accounting principles of the United States of America.

SECTION 8. MISCELLANEOUS

8.1                               Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Warrantor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Note Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers.

8.2                               Rights Cumulative. Each and all of the various rights, powers and remedies of the Parties hereto shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such Parties may have at law or in equity in the event of a breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such Party.

8.3                               Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in English, in writing, and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by facsimile at the number set forth below, upon successful transmission report being generated by sender’s machine; (c) when sent by electronic mail to the address set forth below, upon receipt of confirmation of transmission, or (d) three (3) business days after deposit with an overnight delivery service, postage prepaid, addressed to the parties as set forth below, provided that the sending party receives a confirmation of delivery from the delivery service provider.

To the Company:	To GGV Capital V L.P. and GGV Capital V Entrepreneurs Fund L.P. :

Address: ******	Notice Address
Attn: Yilin Hu (胡依林)
Fax No. : ******	Address: ******
Tel: ******	Tel: ******
Fax: ******
Email: ******
Attn: Stephen Hyndman

With a copy to:
Address: ******
Attn: Li Yinan (李一男)	Address: ******
Fax No. : ******	Tel: ******
Tel: ******	Fax: ******
Email: ******
Attn: Jenny Lee

To Future Capital Discovery Fund I, L.P.:	To Hyperfinite Galaxy Holding Limited:

Address: ******	Address: ******
Tel: ******	Tel: ******
Attn: Zeng Yingzhe (曾颖哲)	Email: ******

To Plum Angel Investment Co., Ltd.:

Address: ******
Tel: ******

Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A Party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 8.3 by giving the other Parties written notice of the new address in the manner set forth above.

8.4                               Costs and Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement, or any transaction contemplated hereby, the prevailing party shall be entitled to recover all of its costs (including reasonable attorneys’ fees, costs and disbursements) incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

8.5                               Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms. The Parties will work in good faith to substitute the excluded provision with a provision intended to accomplish the Parties’ intent to the greatest extent permitted by law.

8.6                               Headings; References; Exhibits. The headings in this Agreement are only for convenience and ease of reference and are not to be considered in construction or interpretation of this Agreement, nor as evidence of the intention of the Parties hereto. All exhibits, schedules and appendices attached to this Agreement are an integral part of this Agreement. Except where otherwise indicated, all references in this Agreement to Sections refer to Sections of this Agreement.

8.7                               Counterparts. This Agreement may be executed in one or more counterparts and may be delivered by electronic or facsimile transmission, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

8.8                               Entire Agreement. This Agreement, the schedules and the exhibits hereto, together with the Note, constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and supersede any and all prior understandings and agreements, whether oral or written, between or among the Parties with respect to the specific subject matter hereof.

8.9                               Modification. Except as otherwise specifically provided, no modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchasers.

8.10                        Waiver or Indulgence. No delay or failure to require performance of any provision of this Agreement, or to exercise any power, right or remedy, shall be deemed a waiver or impairment of such performance, power, right or remedy or of any other provision of this Agreement nor shall be it construed as a breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring.

8.11                        Interpretation; Titles and Subtitles. This Agreement shall be construed according to its fair language. The rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in interpreting this Agreement. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

8.12                        Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the laws of Hong Kong without regard to the conflicts of laws principles. In the event of a dispute regarding this Agreement, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the Rules of Arbitration of the International Chamber of Commerce (“ICC Rules”) in effect, which rules are deemed to be incorporated by reference into this Section 8.12, subject to the following: The arbitration tribunal shall consist of three arbitrators to be appointed according to the ICC Rules. The language of the arbitration shall be English. Notwithstanding anything in this Agreement or in the ICC Rules or otherwise, the arbitration tribunal shall not have the power to award injunctive relief or any other equitable remedy of any kind against the Purchasers or the Company unless such award both (i) is expressly appealable to and subject to de novo review by the courts of Hong Kong, and (ii) would not, if upheld, have the effect of impairing, restricting, or imposing any conditions on the right or ability of the Purchasers or the Company or their respective Affiliates to conduct their respective business or operations or to make or dispose of any other investments.

8.13                        Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. The Company shall not, without the prior written consent of the Purchasers, assign or transfer (i) the Note or (ii) the rights and obligations thereof under the Note or this Agreement. For the avoidance of doubt, the Purchasers may assign its rights and obligations under this Agreement and the Note to its Affiliates or any other third party without the prior written consent of the other Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.14                        Specific Performance. It might be impossible to measure in monetary terms the damage to a Party if another Party fails to comply with any provision of this Agreement. If any such failure occurs, the non-defaulting party might not have an adequate remedy at law or in damages. Therefore each Party consents to the issuance of an injunction and the enforcement of other equitable remedies against it to compel performance of this Agreement.

8.15                        Further Assurances. The Parties agree to execute such further documents and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

8.16                        Expenses. Each Party shall assume the fees, costs and expenses incurred by such Party in connection with the negotiation, execution and delivery of this Agreement and the Note and the consummation of the transactions contemplated thereby.

[The remainder of this page is deliberately left blank.]

IN WITNESS WHEREOF, the Parties have executed, or caused their duly authorized representatives to execute this Agreement as of the date first above written.

COMPANY:

Niu Technologies

By:	/s/Yilin Hu
Name:	Yilin Hu (胡依林)
Title:	Director

Niu Technologies — Convertible Note Purchase Agreement

IN WITNESS WHEREOF, the Parties have executed, or caused their duly authorized representatives to execute this Agreement as of the date first above written.

PURCHASERS:

GLORY ACHIEVEMENT FUND LIMITED

By:	/s/Yinan Li
Name:	Yinan Li (李一男)
Title:	Director

Niu Technologies — Convertible Note Purchase Agreement

IN WITNESS WHEREOF, the Parties have executed, or caused their duly authorized representatives to execute this Agreement as of the date first above written.

PURCHASERS

GGV Capital V L.P.

By: GGV Capital V L.L.C., its General Partner

By:	/s/ Stephen Hyndman
Name: Stephen Hyndman
Title: Attorney in Fact

GGV Capital V Entrepreneurs Fund L.P.

By: GGV Capital V L.L.C., its General Partner

By:	/s/ Stephen Hyndman
Name: Stephen Hyndman
Title: Attorney in Fact

Niu Technologies — Convertible Note Purchase Agreement

IN WITNESS WHEREOF, the Parties have executed, or caused their duly authorized representatives to execute this Agreement as of the date first above written.

PURCHASERS

Hyperfinite Galaxy Holding Limited

By:	/s/ Zhitao He
Name:	Zhitao He (何志濤)
Title:	Director

Niu Technologies — Convertible Note Purchase Agreement

IN WITNESS WHEREOF, the Parties have executed, or caused their duly authorized representatives to execute this Agreement as of the date first above written.

PURCHASERS

Plum Angel Investment Co., Ltd.

By:	/s/ Shichun Wu
Name:	Shichun Wu (吳世春)
Title:	Director

Niu Technologies — Convertible Note Purchase Agreement

IN WITNESS WHEREOF, the Parties have executed, or caused their duly authorized representatives to execute this Agreement as of the date first above written.

PURCHASERS

Future Capital Discovery Fund I, L.P.

By:	/s/ Mingming Huang
Name: Mingming Huang (黄明明)
Title: Director

Niu Technologies — Convertible Note Purchase Agreement

Exhibit B

Form of Convertible Promissory Note

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT, UNDER ANY OTHER APPLICABLE SECURITIES LAWS AND ANY APPLICABLE STATE SECURITIES LAWS.

Niu Technologies

CONVERTIBLE PROMISSORY NOTE

RMB50,000,000	December 16, 2016

FOR VALUE RECEIVED, Niu Technologies , a Cayman Islands incorporated limited liability company with its registered office at Maricorp Services Ltd., P.O. Box 2075, The Strand, 46 Canal Point Drive, Grand Cayman KY1-1105, Cayman Islands (the “Company”) promises to pay, in the lawful currency of the United States of America, to the order of Glory Achievement Fund Limited, or its assigns (the “Holder”), the principal sum of RMB50,000,000 (the “Principal Amount”), together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

1.                                      Convertible Note Purchase Agreement. This convertible promissory note (the “Note”) is issued pursuant to the terms of that certain Convertible Note Purchase Agreement dated as of December 16, 2016, by and between the Company, the Holder and certain other parties named therein (as the same may from time to time be amended, modified or supplemented or restated, the “Agreement”) and is subject to the terms thereof. Capitalized terms used but not otherwise defined herein shall have the respective meaning ascribed therein to them in the Agreement. The provisions of this Note are subject to the terms and conditions of the Agreement, which are deemed incorporated by reference into this Note.

2.                                      Repayment. The outstanding Principal Amount under this Note and accrued interest thereon shall be due and payable on the date of RCPS Shares closing or 365 days after the execution of this Note, or such other date as the Holder may in writing agree, whichever is earlier (the “Maturity Date”), unless the Principal Amount under this Note is previously entirely converted pursuant to Section 5 herein or unless the maturity of this Note is accelerated upon the occurrence of Event of Default. The Holder is entitled, at its own discretion, to convert all or any portion of Principle Amount to RCPS Shares pursuant to Section 5 at any time before the Maturity Date. Upon the Maturity Date, all or any portion of the Principle Amount shall, at the election of the Holder, (i) be converted to RCPS Shares pursuant to Section 5 herein; or (ii) be fully repaid to the Holder in cash together with all accrued interest thereon. In the event of the partial conversion, the outstanding Principal Amount that has not been converted shall be repaid without interests. This Note may not be prepaid without the written consent of the Holder.

3.                                      Interest Rate.

(i)                                     Interest shall accrue at a rate of 5% per annum on the outstanding Principal Amount under this Note for the period commencing on and from the date of this Note until the date of payment in full of the outstanding Principal Amount under this Note and the accrued interests thereon; provided that no interest shall be accrued on the outstanding Principal Amount under this Note if the entire or any portion of the Principal Amount has been converted into RCPS Shares on or before the Maturity Date. Interest shall be due and payable on the Maturity Date, and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

(ii)                                  Default Interest. From and after the Maturity Date, or the date on which an Event of Default occurs, whichever is earlier, any unpaid and outstanding Principal Amount under this Note and accrued interest thereon shall bear interest at the rate equal to the lesser of (aa) 8% per annum (computed on the basis of a 365-day year and accruing daily), or (bb) the maximum interest rate permitted under applicable laws, until such amount has been paid in full to the Holder or the Note has been converted.

4.                                      Payments.

(a)                                 Currency and Account. All payments of the outstanding Principal Amount (other than payment by way of conversion) and all payments of the accrued interest shall be paid in lawful money of the United States of America to the Holder, made by wire transfer of immediately available funds to the bank account designated by the Holder in a written notice delivered to the Company.

(b)                                 Application of Payments. Payment on this Note shall be applied first to any expense reimbursement owed to the Holder by the Company pursuant to this Note or otherwise, second to accrued interest, and thereafter to the outstanding Principal Amount.

(c)                                  Priority of the Note. This Note shall rank senior and superior to all the other existing or future Indebtedness owed by the Company.

(d)                                 No Set-Off. All payments on or in respect of this Note or the Indebtedness evidenced hereby shall be made to the Holder without any set-off and free and clear of and without any deduction of any kind whatsoever.

5.                                      Automatic Discharge upon Conversion; Interest Repayment.

(a)                                 This Note and the Company’s obligation to pay the outstanding Principal Amount shall be deemed automatically discharged, at the date of closing of the Holder’s purchase of RCPS Shares pursuant to the Subscription Agreement (the “Discharge Date”), upon the issuance to the Holder by the Company of such number of RCPS Shares, calculated by dividing the outstanding Principal Amount by the applicable Conversion Price.

(b)                                 For purpose of this Note, “Conversion Price” shall mean the quotient obtained pursuant to the following formula:

Conversion Price = M *80% / N

Where:

Where the Holder converts all or portion of its Principle Amount on the date of the RCPS Shares closing, M means US$260,400,000 or the pre-money valuation (excluding the amount of the convertible Note hereunder) of the RCPS Shares closing, whichever is lower. Where the Holder converts all or portion of its Principle Amount prior to date of the RCPS Shares closing, M means US$260,400,000.

N means the total number of the outstanding shares of the Company (on an as-converted and fully-diluted basis) immediately prior to the next round of the Company’s equity financing, namely 125,278,350 (excluding the shares to be issued by the Company assuming the conversion of all the Notes hereunder).

(c)                                  Rights and Preference of the RCPS Shares: if the Conversion Price is based on a valuation equal to 80% of US$260,400,000, the RCPS Shares shall have the same terms and with the same rights and preference as the series A-3 preferred shares of the Company, which have been issued and outstanding as of the date hereof; if the Conversion Price is based on a valuation lower than 80% of US$260,400,000, the RCPS Shares shall have the same terms and with the same rights and obligation as the preferred shares any new investors may have.

6.                                      Mechanics and Effect of Conversion. No fractional shares of the Company will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the amount of the unconverted principal balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note pursuant to Section 5, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. Notwithstanding the foregoing, the failure of the Holder to surrender this Note pursuant to

Section 6 shall not affect the conversion of this Note pursuant to Section 5. Upon the conversion of this Note pursuant to Section 5, this Note shall be deemed to have been cancelled even if it is not surrendered for cancellation.

7.                                      Events of Default.

(a)                                 Definition. For purpose of this Note, each of the following events shall be an “Event of Default” hereunder:

(i)                                     The Company fails to make any payment when due under this Note;

(ii)                                  The Company breaches any material representation, warranty, covenant or obligation set forth in, or an event of default occurs under, this Note or the Agreement;

(iii)                               The Company and/or its Subsidiaries is legally dissolved or its existence is otherwise legally terminated;

(iv)                              The Company commences or has commenced against it any proceeding to dissolve or otherwise terminate its existence under any dissolution, liquidation or similar statue now or hereafter in effect or its board of directors or shareholders take any corporate action in furtherance of any of the foregoing;

(v)                                 The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency, arrangement, readjustment of debt, moratorium or any other similar law for the relief of, or relating to, debtors, nor or hereafter in effect, or makes any assignment for the benefit of creditors or its board of directors or shareholders take any corporate action in furtherance of any of the foregoing;

(vi)                              An involuntary petition is filed against the Company and/or its Subsidiaries (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy, reorganization, insolvency, arrangement, readjustment of debt, moratorium, or similar law for the relief of, or relating to, debtors, nor or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company and/or its Subsidiaries;

(vii)                           The failure by the Company to (i) make any payment of any principal of, interest or premium on, any Indebtedness (other than in respect of the Note) when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any specified in the agreement or instrument relating to such Indebtedness as of the date of such failure or otherwise agreed to by the parties; or (ii) to perform or observe any material term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any Indebtedness, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe accelerates the maturity of such Indebtedness; or

(viii)                        The Company, any Group Company: (i) discusses the sale of any equity securities or any other instruments convertible into the equity securities of any Group Company with any third party, or (ii) provides any information with respect to any Group Company to a third party in connection with a potential investment by such third party in any equity securities or any other instruments convertible into the equity securities of such Group Company, or (iii) closes any financing transaction of any equity securities or any other instruments convertible into the equity securities of any Group Company with any third party (a “Default Financing Event”).

In this Note, the term “Indebtedness” means: (i) all indebtedness or other obligations for borrowed money or for the deferred purchase price of property or services; (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all obligations under capital leases; (v) all reimbursement or other obligations under or in respect of letters of credit and bankers acceptances; and (vi) all indebtedness secured by any Lien upon or in property owned whether or not a person assumed or became liable for the payment of such indebtedness.

(b)                                 Consequences of Events of Default.

(i)                                             If an Event of Default occurs, all Indebtedness under this Note shall become immediately due and payable without any action on the part of Holder, and the Company shall immediately pay to Holder all such amounts. Notwithstanding the foregoing, nothing herein limits the rights of the Holder to convert all or any portion of the Note pursuant to Section 5 in lieu of such repayment by the Company. The Company agrees to pay Holder all reasonable out-of-pocket costs and expenses incurred by Holder in any effort to collect Indebtedness under this Note, including reasonable attorney fees.

(ii)                                          Holder shall also have any other rights which Holder may have been afforded under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law.

(c)                                  Default Financing Event; Right of Conversion.

In the event of a Default Financing Event, in addition to any other rights and remedies available to the Holder pursuant to this Note and the Agreement, the Holder shall have the right, in its sole and absolute discretion, to convert all or any portion of the entire Principal Amount outstanding into the equity securities to be issued in connection with such Default Financing Event into that number of equity securities calculated by dividing the outstanding Principal Amount by the lesser of (i) the Conversion Price, and (ii) the price per share paid by other investors in such Default Financing Event. Such equity securities shall be issued on the same terms and with the same rights and preferences as the equity securities are issued to the other investors in such Default Financing Event.

8.                                      Change of Control.

(a)                                 Definition. For purposes of this Note a “Change of Control” shall be deemed to have occurred upon the consummation of any transaction which results in the exchange of more than 50% of all the outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or entity or an Affiliate thereof, or the sale of all or substantially all of the assets of any Group Company, or any transaction resulting in the acquisition of a majority of the then outstanding voting shares of the Company by another corporation or entity or person, except such events prescribed in Section 7(a)(iii) to (vii).

(b)                                 Effect. If a Change of Control occurs prior to full payment of this Note or prior to the time when this Note may be converted (as provided herein), all Indebtedness under this Note shall, at the election of the Holder, (i) become immediately due and payable in full prior to the closing of the Change of Control without any action on the part of Holder, or (ii) be converted into RCPS Shares at the Conversion Price. The Company agrees to pay Holder all reasonable out-of-pocket costs and expenses incurred by Holder in any effort to collect Indebtedness under this Note or convert this Note into RCPS Shares, including reasonable attorney fees.

9.                                      No impairment. The Company shall not, by amendment of its M&AA, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and non-assessable RCPS Shares upon conversion of this Note. Notwithstanding the foregoing, nothing herein limits the ability of the Holder to approve any amendment or waiver related to this Note.

10.                               Lost, Stolen, Destroyed or Mutilated Note. In case this Note shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Note of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Note, or in lieu of the Note lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of the Note.

11.          Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The parties will work in good faith to substitute the excluded provision with a provision intended to accomplish the parties’ intent to the greatest extent permitted by law.

12.          Amendments and Waivers. Any term of this Note may be amended, and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Holder and the Company. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon the Holder and its successors and assigns and the Company.

13.          Attorneys’ Fees. In the event any party hereto is required to engage the services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note (including attorneys’ fees, cost and disbursements) plus all other costs of collection.

14.          Governing Law and Dispute Resolution. This Note shall be governed by and construed in accordance with the laws of Hong Kong without regard to the conflicts of laws principles. In the event of a dispute regarding this Note, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the Rules of Arbitration of the International Chamber of Commerce (“ICC Rules”) in effect, which rules are deemed to be incorporated by reference into this Section 14, subject to the following: The arbitration tribunal shall consist of three arbitrators to be appointed according to the ICC Rules. The language of the arbitration shall be English. Notwithstanding anything in this Note or in the ICC Rules or otherwise, the arbitration tribunal shall not have the power to award injunctive relief or any other equitable remedy of any kind against the Holder or the Company unless such award both (i) is expressly appealable to and subject to de novo review by the courts of Hong Kong, and (ii) would not, if upheld, have the effect of impairing, restricting, or imposing any conditions on the right or ability of the Holder or the Company or their respective Affiliates to conduct their respective business or operations or to make or dispose of any other investments.

16.          Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. The Company shall not assign this Note or delegate any of its respective rights or obligations hereunder without the written consent of the Holder. The Holder may assign its rights and obligations under this Note to its Affiliates or any other third party without the prior written consent of the other Parties. Immediately upon the delivery of a written notice about such assignment to the Company by the Holder, the Company shall issue a new Note to the Holder’s assign(s) and this Note shall be cancelled upon the issuance of such new Note.

17.          Notices. The notice provision in the Agreement shall apply mutatis mutandis to this Note.

[The remainder of this page is deliberately left blank.]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its representative, thereunto duly authorized as of the date first above written.

Niu Technologies

By:	/s/Yilin Hu
Name:	Yilin Hu (胡依林)
Title:	Director

Form of Convertible Promissory Note

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT, UNDER ANY OTHER APPLICABLE SECURITIES LAWS AND ANY APPLICABLE STATE SECURITIES LAWS.

Niu Technologies

CONVERTIBLE PROMISSORY NOTE

US$2,893,797.63	December 16, 2016

FOR VALUE RECEIVED, Niu Technologies , a Cayman Islands incorporated limited liability company with its registered office at Maricorp Services Ltd., P.O. Box 2075, The Strand, 46 Canal Point Drive, Grand Cayman KY1-1105, Cayman Islands (the “Company”) promises to pay, in the lawful currency of the United States of America, to the order of GGV Capital V L.P., or its assigns (the “Holder”), the principal sum of US$2,893,797.63 (the “Principal Amount”), together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

1.                                      Convertible Note Purchase Agreement. This convertible promissory note (the “Note”) is issued pursuant to the terms of that certain Convertible Note Purchase Agreement dated as of December 16, 2016, by and between the Company, the Holder and certain other parties named therein (as the same may from time to time be amended, modified or supplemented or restated, the “Agreement”) and is subject to the terms thereof. Capitalized terms used but not otherwise defined herein shall have the respective meaning ascribed therein to them in the Agreement. The provisions of this Note are subject to the terms and conditions of the Agreement, which are deemed incorporated by reference into this Note.

2.                                      Repayment. The outstanding Principal Amount under this Note and accrued interest thereon shall be due and payable on the date of RCPS Shares closing or 365 days after the execution of this Note, or such other date as the Holder may in writing agree, whichever is earlier (the “Maturity Date”), unless the Principal Amount under this Note is previously entirely converted pursuant to Section 5 herein or unless the maturity of this Note is accelerated upon the occurrence of Event of Default. The Holder is entitled, at its own discretion, to convert all or any portion of Principle Amount to RCPS Shares pursuant to Section 5 at any time before the Maturity Date. Upon the Maturity Date, all or any portion of the Principle Amount shall, at the election of the Holder, (i) be converted to RCPS Shares pursuant to Section 5 herein; or (ii) be fully repaid to the Holder in cash together with all accrued interest thereon. In the event of the partial conversion, the outstanding Principal Amount that has not been converted shall be repaid without interests. This Note may not be prepaid without the written consent of the Holder.

3.                                      Interest Rate.

(i)                                     Interest shall accrue at a rate of 5% per annum on the outstanding Principal Amount under this Note for the period commencing on and from the date of this Note until the date of payment in full of the outstanding Principal Amount under this Note and the accrued interests thereon; provided that no interest shall be accrued on the outstanding Principal Amount under this Note if the entire or any portion of the Principal Amount has been converted into RCPS Shares on or before the Maturity Date. Interest shall be due and payable on the Maturity Date, and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

(ii)                                  Default Interest. From and after the Maturity Date, or the date on which an Event of Default occurs, whichever is earlier, any unpaid and outstanding Principal Amount under this Note and accrued interest thereon shall bear interest at the rate equal to the lesser of (aa) 8% per annum (computed on the basis of a 365-day year and accruing daily), or (bb) the maximum interest rate permitted under applicable laws, until such amount has been paid in full to the Holder or the Note has been converted.

4.                                      Payments.

(a)                                 Currency and Account. All payments of the outstanding Principal Amount (other than payment by way of conversion) and all payments of the accrued interest shall be paid in lawful money of the United States of America to the Holder, made by wire transfer of immediately available funds to the bank account designated by the Holder in a written notice delivered to the Company.

(b)                                 Application of Payments. Payment on this Note shall be applied first to any expense reimbursement owed to the Holder by the Company pursuant to this Note or otherwise, second to accrued interest, and thereafter to the outstanding Principal Amount.

(c)                                  Priority of the Note. This Note shall rank senior and superior to all the other existing or future Indebtedness owed by the Company.

(d)                                 No Set-Off. All payments on or in respect of this Note or the Indebtedness evidenced hereby shall be made to the Holder without any set-off and free and clear of and without any deduction of any kind whatsoever.

5.                                      Automatic Discharge upon Conversion; Interest Repayment.

(a)                                 This Note and the Company’s obligation to pay the outstanding Principal Amount shall be deemed automatically discharged, at the date of closing of the Holder’s purchase of RCPS Shares pursuant to the Subscription Agreement (the “Discharge Date”), upon the issuance to the Holder by the Company of such number of RCPS Shares, calculated by dividing the outstanding Principal Amount by the applicable Conversion Price.

(b)                                 For purpose of this Note, “Conversion Price” shall mean the quotient obtained pursuant to the following formula:

Conversion Price = M *80% / N

Where:

Where the Holder converts all or portion of its Principle Amount on the date of the RCPS Shares closing, M means US$260,400,000 or the pre-money valuation (excluding the amount of the convertible Note hereunder) of the RCPS Shares closing, whichever is lower. Where the Holder converts all or portion of its Principle Amount prior to date of the RCPS Shares closing, M means US$260,400,000.

N means the total number of the outstanding shares of the Company (on an as-converted and fully-diluted basis) immediately prior to the next round of the Company’s equity financing, namely 125,278,350 (excluding the shares to be issued by the Company assuming the conversion of all the Notes hereunder).

(c)                                  Rights and Preference of the RCPS Shares: if the Conversion Price is based on a valuation equal to 80% of US$260,400,000, the RCPS Shares shall have the same terms and with the same rights and preference as the series A-3 preferred shares of the Company, which have been issued and outstanding as of the date hereof; if the Conversion Price is based on a valuation lower than 80% of US$260,400,000, the RCPS Shares shall have the same terms and with the same rights and obligation as the preferred shares any new investors may have.

6.                                      Mechanics and Effect of Conversion. No fractional shares of the Company will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the amount of the unconverted principal balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note pursuant to Section 5, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. Notwithstanding the foregoing, the failure of the Holder to surrender this Note pursuant to Section 6 shall not affect the conversion of this Note pursuant to Section 5. Upon the conversion of this Note pursuant to Section 5, this Note shall be deemed to have been cancelled even if it is not surrendered for cancellation.

7.                                      Events of Default.

(a)                                 Definition. For purpose of this Note, each of the following events shall be an “Event of Default” hereunder:

(i)                                     The Company fails to make any payment when due under this Note;

(ii)                                  The Company breaches any material representation, warranty, covenant or obligation set forth in, or an event of default occurs under, this Note or the Agreement;

(iii)                               The Company and/or its Subsidiaries is legally dissolved or its existence is otherwise legally terminated;

(iv)                              The Company commences or has commenced against it any proceeding to dissolve or otherwise terminate its existence under any dissolution, liquidation or similar statue now or hereafter in effect or its board of directors or shareholders take any corporate action in furtherance of any of the foregoing;

(v)                                 The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency, arrangement, readjustment of debt, moratorium or any other similar law for the relief of, or relating to, debtors, nor or hereafter in effect, or makes any assignment for the benefit of creditors or its board of directors or shareholders take any corporate action in furtherance of any of the foregoing;

(vi)                              An involuntary petition is filed against the Company and/or its Subsidiaries (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy, reorganization, insolvency, arrangement, readjustment of debt, moratorium, or similar law for the relief of, or relating to, debtors, nor or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company and/or its Subsidiaries;

(vii)                           The failure by the Company to (i) make any payment of any principal of, interest or premium on, any Indebtedness (other than in respect of the Note) when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any specified in the agreement or instrument relating to such Indebtedness as of the date of such failure or otherwise agreed to by the parties; or (ii) to perform or observe any material term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any Indebtedness, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe accelerates the maturity of such Indebtedness; or

(viii)                        The Company, any Group Company: (i) discusses the sale of any equity securities or any other instruments convertible into the equity securities of any Group Company with any third party, or (ii) provides any information with respect to any Group Company to a third party in connection with a potential investment by such third party in any equity securities or any other instruments convertible into the equity securities of such Group Company, or (iii) closes any financing transaction of any equity securities or any other instruments convertible into the equity securities of any Group Company with any third party (a “Default Financing Event”).

In this Note, the term “Indebtedness” means: (i) all indebtedness or other obligations for borrowed money or for the deferred purchase price of property or services; (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all obligations under capital leases; (v) all reimbursement or other obligations under or in respect of letters of credit and bankers acceptances; and (vi) all indebtedness secured by any Lien upon or in property owned whether or not a person assumed or became liable for the payment of such indebtedness.

(b)                                 Consequences of Events of Default.

(i)                                     If an Event of Default occurs, all Indebtedness under this Note shall become immediately due and payable without any action on the part of Holder, and the Company shall immediately pay to Holder all such amounts. Notwithstanding the foregoing, nothing herein limits the rights of the Holder to convert all or any portion of the Note pursuant to Section 5 in lieu of such repayment by the Company. The Company agrees to pay Holder all reasonable out-of-pocket costs and expenses incurred by Holder in any effort to collect Indebtedness under this Note, including reasonable attorney fees.

(ii)                                  Holder shall also have any other rights which Holder may have been afforded under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law.

(c)                                  Default Financing Event; Right of Conversion.

In the event of a Default Financing Event, in addition to any other rights and remedies available to the Holder pursuant to this Note and the Agreement, the Holder shall have the right, in its sole and absolute discretion, to convert all or any portion of the entire Principal Amount outstanding into the equity securities to be issued in connection with such Default Financing Event into that number of equity securities calculated by dividing the outstanding Principal Amount by the lesser of (i) the Conversion Price, and (ii) the price per share paid by other investors in such Default Financing Event. Such equity securities shall be issued on the same terms and with the same rights and preferences as the equity securities are issued to the other investors in such Default Financing Event.

8.                                      Change of Control.

(a)                                 Definition. For purposes of this Note a “Change of Control” shall be deemed to have occurred upon the consummation of any transaction which results in the exchange of more than 50% of all the outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or entity or an Affiliate thereof, or the sale of all or substantially all of the assets of any Group Company, or any transaction resulting in the acquisition of a majority of the then outstanding voting shares of the Company by another corporation or entity or person, except such events prescribed in Section 7(a)(iii) to (vii).

(b)                                 Effect. If a Change of Control occurs prior to full payment of this Note or prior to the time when this Note may be converted (as provided herein), all Indebtedness under this Note shall, at the election of the Holder, (i) become immediately due and payable in full prior to the closing of the Change of Control without any action on the part of Holder, or (ii) be converted into RCPS Shares at the Conversion Price. The Company agrees to pay Holder all reasonable out-of-pocket costs and expenses incurred by Holder in any effort to collect Indebtedness under this Note or convert this Note into RCPS Shares, including reasonable attorney fees.

9.                                      No impairment. The Company shall not, by amendment of its M&AA, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and non-assessable RCPS Shares upon conversion of this Note. Notwithstanding the foregoing, nothing herein limits the ability of the Holder to approve any amendment or waiver related to this Note.

10.                               Lost, Stolen, Destroyed or Mutilated Note. In case this Note shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Note of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Note, or in lieu of the Note lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of the Note.

11.                               Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The parties will work in good faith to substitute the excluded provision with a provision intended to accomplish the parties’ intent to the greatest extent permitted by law.

12.                               Amendments and Waivers. Any term of this Note may be amended, and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Holder and the Company. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon the Holder and its successors and assigns and the Company.

13.                               Attorneys’ Fees. In the event any party hereto is required to engage the services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note (including attorneys’ fees, cost and disbursements) plus all other costs of collection.

14.                               Governing Law and Dispute Resolution. This Note shall be governed by and construed in accordance with the laws of Hong Kong without regard to the conflicts of laws principles. In the event of a dispute regarding this Note, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the Rules of Arbitration of the International Chamber of Commerce (“ICC Rules”) in effect, which rules are deemed to be incorporated by reference into this Section 14, subject to the following: The arbitration tribunal shall consist of three arbitrators to be appointed according to the ICC Rules. The language of the arbitration shall be English. Notwithstanding anything in this Note or in the ICC Rules or otherwise, the arbitration tribunal shall not have the power to award injunctive relief or any other equitable remedy of any kind against the Holder or the Company unless such award both (i) is expressly appealable to and subject to de novo review by the courts of Hong Kong, and (ii) would not, if upheld, have the effect of impairing, restricting, or imposing any conditions on the right or ability of the Holder or the Company or their respective Affiliates to conduct their respective business or operations or to make or dispose of any other investments.

16.                               Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. The Company shall not assign this Note or delegate any of its respective rights or obligations hereunder without the written consent of the Holder. The Holder may assign its rights and obligations under this Note to its Affiliates or any other third party without the prior written consent of the other Parties. Immediately upon the delivery of a written notice about such assignment to the Company by the Holder, the Company shall issue a new Note to the Holder’s assign(s) and this Note shall be cancelled upon the issuance of such new Note.

17.                               Notices. The notice provision in the Agreement shall apply mutatis mutandis to this Note.

[The remainder of this page is deliberately left blank.]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its representative, thereunto duly authorized as of the date first above written.

Niu Technologies

By:	/s/Yilin Hu
Name:	Yilin Hu (胡依林)
Title:	Director

Form of Convertible Promissory Note

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT, UNDER ANY OTHER APPLICABLE SECURITIES LAWS AND ANY APPLICABLE STATE SECURITIES LAWS.

Niu Technologies

CONVERTIBLE PROMISSORY NOTE

US$106,202.37	December 16, 2016

FOR VALUE RECEIVED, Niu Technologies , a Cayman Islands incorporated limited liability company with its registered office at Maricorp Services Ltd., P.O. Box 2075, The Strand, 46 Canal Point Drive, Grand Cayman KY1-1105, Cayman Islands (the “Company”) promises to pay, in the lawful currency of the United States of America, to the order of GGV Capital V Entrepreneurs Fund L.P., or its assigns (the “Holder”), the principal sum of US$106,202.37 (the “Principal Amount”), together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

1.                                      Convertible Note Purchase Agreement. This convertible promissory note (the “Note”) is issued pursuant to the terms of that certain Convertible Note Purchase Agreement dated as of December 16, 2016, by and between the Company, the Holder and certain other parties named therein (as the same may from time to time be amended, modified or supplemented or restated, the “Agreement”) and is subject to the terms thereof. Capitalized terms used but not otherwise defined herein shall have the respective meaning ascribed therein to them in the Agreement. The provisions of this Note are subject to the terms and conditions of the Agreement, which are deemed incorporated by reference into this Note.

2.                                      Repayment. The outstanding Principal Amount under this Note and accrued interest thereon shall be due and payable on the date of RCPS Shares closing or 365 days after the execution of this Note, or such other date as the Holder may in writing agree, whichever is earlier (the “Maturity Date”), unless the Principal Amount under this Note is previously entirely converted pursuant to Section 5 herein or unless the maturity of this Note is accelerated upon the occurrence of Event of Default. The Holder is entitled, at its own discretion, to convert all or any portion of Principle Amount to RCPS Shares pursuant to Section 5 at any time before the Maturity Date. Upon the Maturity Date, all or any portion of the Principle Amount shall, at the election of the Holder, (i) be converted to RCPS Shares pursuant to Section 5 herein; or (ii) be fully repaid to the Holder in cash together with all accrued interest thereon. In the event of the partial conversion, the outstanding Principal Amount that has not been converted shall be repaid without interests. This Note may not be prepaid without the written consent of the Holder.

3.                                      Interest Rate.

(i)                                     Interest shall accrue at a rate of 5% per annum on the outstanding Principal Amount under this Note for the period commencing on and from the date of this Note until the date of payment in full of the outstanding Principal Amount under this Note and the accrued interests thereon; provided that no interest shall be accrued on the outstanding Principal Amount under this Note if the entire or any portion of the Principal Amount has been converted into RCPS Shares on or before the Maturity Date. Interest shall be due and payable on the Maturity Date, and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

(ii)                                  Default Interest. From and after the Maturity Date, or the date on which an Event of Default occurs, whichever is earlier, any unpaid and outstanding Principal Amount under this Note and accrued interest thereon shall bear interest at the rate equal to the lesser of (aa) 8% per annum (computed on the basis of a 365-day year and accruing daily), or (bb) the maximum interest rate permitted under applicable laws, until such amount has been paid in full to the Holder or the Note has been converted.

4.                                      Payments.

(a)                                 Currency and Account. All payments of the outstanding Principal Amount (other than payment by way of conversion) and all payments of the accrued interest shall be paid in lawful money of the United States of America to the Holder, made by wire transfer of immediately available funds to the bank account designated by the Holder in a written notice delivered to the Company.

(b)                                 Application of Payments. Payment on this Note shall be applied first to any expense reimbursement owed to the Holder by the Company pursuant to this Note or otherwise, second to accrued interest, and thereafter to the outstanding Principal Amount.

(c)                                  Priority of the Note. This Note shall rank senior and superior to all the other existing or future Indebtedness owed by the Company.

(d)                                 No Set-Off. All payments on or in respect of this Note or the Indebtedness evidenced hereby shall be made to the Holder without any set-off and free and clear of and without any deduction of any kind whatsoever.

5.                                      Automatic Discharge upon Conversion; Interest Repayment.

(a)                                 This Note and the Company’s obligation to pay the outstanding Principal Amount shall be deemed automatically discharged, at the date of closing of the Holder’s purchase of RCPS Shares pursuant to the Subscription Agreement (the “Discharge Date”), upon the issuance to the Holder by the Company of such number of RCPS Shares, calculated by dividing the outstanding Principal Amount by the applicable Conversion Price.

(b)                                 For purpose of this Note, “Conversion Price” shall mean the quotient obtained pursuant to the following formula:

Conversion Price = M *80% / N

Where:

Where the Holder converts all or portion of its Principle Amount on the date of the RCPS Shares closing, M means US$260,400,000 or the pre-money valuation (excluding the amount of the convertible Note hereunder) of the RCPS Shares closing, whichever is lower. Where the Holder converts all or portion of its Principle Amount prior to date of the RCPS Shares closing, M means US$260,400,000.

N means the total number of the outstanding shares of the Company (on an as-converted and fully-diluted basis) immediately prior to the next round of the Company’s equity financing, namely 125,278,350 (excluding the shares to be issued by the Company assuming the conversion of all the Notes hereunder).

(c)                                  Rights and Preference of the RCPS Shares: if the Conversion Price is based on a valuation equal to 80% of US$260,400,000, the RCPS Shares shall have the same terms and with the same rights and preference as the series A-3 preferred shares of the Company, which have been issued and outstanding as of the date hereof; if the Conversion Price is based on a valuation lower than 80% of US$260,400,000, the RCPS Shares shall have the same terms and with the same rights and obligation as the preferred shares any new investors may have.

6.                                      Mechanics and Effect of Conversion. No fractional shares of the Company will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the amount of the unconverted principal balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note pursuant to Section 5, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. Notwithstanding the foregoing, the failure of the Holder to surrender this Note pursuant to Section 6 shall not affect the conversion of this Note pursuant to Section 5. Upon the conversion of this Note pursuant to Section 5, this Note shall be deemed to have been cancelled even if it is not surrendered for cancellation.

7.                                      Events of Default.

(a)                                 Definition. For purpose of this Note, each of the following events shall be an “Event of Default” hereunder:

(i)                                     The Company fails to make any payment when due under this Note;

(ii)                                  The Company breaches any material representation, warranty, covenant or obligation set forth in, or an event of default occurs under, this Note or the Agreement;

(iii)                               The Company and/or its Subsidiaries is legally dissolved or its existence is otherwise legally terminated;

(iv)                              The Company commences or has commenced against it any proceeding to dissolve or otherwise terminate its existence under any dissolution, liquidation or similar statue now or hereafter in effect or its board of directors or shareholders take any corporate action in furtherance of any of the foregoing;

(v)                                 The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency, arrangement, readjustment of debt, moratorium or any other similar law for the relief of, or relating to, debtors, nor or hereafter in effect, or makes any assignment for the benefit of creditors or its board of directors or shareholders take any corporate action in furtherance of any of the foregoing;

(vi)                              An involuntary petition is filed against the Company and/or its Subsidiaries (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy, reorganization, insolvency, arrangement, readjustment of debt, moratorium, or similar law for the relief of, or relating to, debtors, nor or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company and/or its Subsidiaries;

(vii)                           The failure by the Company to (i) make any payment of any principal of, interest or premium on, any Indebtedness (other than in respect of the Note) when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any specified in the agreement or instrument relating to such Indebtedness as of the date of such failure or otherwise agreed to by the parties; or (ii) to perform or observe any material term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any Indebtedness, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe accelerates the maturity of such Indebtedness; or

(viii)                        The Company, any Group Company: (i) discusses the sale of any equity securities or any other instruments convertible into the equity securities of any Group Company with any third party, or (ii) provides any information with respect to any Group Company to a third party in connection with a potential investment by such third party in any equity securities or any other instruments convertible into the equity securities of such Group Company, or (iii) closes any financing transaction of any equity securities or any other instruments convertible into the equity securities of any Group Company with any third party (a “Default Financing Event”).

In this Note, the term “Indebtedness” means: (i) all indebtedness or other obligations for borrowed money or for the deferred purchase price of property or services; (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all obligations under capital leases; (v) all reimbursement or other obligations under or in respect of letters of credit and bankers acceptances; and (vi) all indebtedness secured by any Lien upon or in property owned whether or not a person assumed or became liable for the payment of such indebtedness.

(b)                                 Consequences of Events of Default.

(i)                                     If an Event of Default occurs, all Indebtedness under this Note shall become immediately due and payable without any action on the part of Holder, and the Company shall immediately pay to Holder all such amounts. Notwithstanding the foregoing, nothing herein limits the rights of the Holder to convert all or any portion of the Note pursuant to Section 5 in lieu of such repayment by the Company. The Company agrees to pay Holder all reasonable out-of-pocket costs and expenses incurred by Holder in any effort to collect Indebtedness under this Note, including reasonable attorney fees.

(ii)                                  Holder shall also have any other rights which Holder may have been afforded under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law.

(c)                                  Default Financing Event; Right of Conversion.

In the event of a Default Financing Event, in addition to any other rights and remedies available to the Holder pursuant to this Note and the Agreement, the Holder shall have the right, in its sole and absolute discretion, to convert all or any portion of the entire Principal Amount outstanding into the equity securities to be issued in connection with such Default Financing Event into that number of equity securities calculated by dividing the outstanding Principal Amount by the lesser of (i) the Conversion Price, and (ii) the price per share paid by other investors in such Default Financing Event. Such equity securities shall be issued on the same terms and with the same rights and preferences as the equity securities are issued to the other investors in such Default Financing Event.

8.                                      Change of Control.

(a)                                 Definition. For purposes of this Note a “Change of Control” shall be deemed to have occurred upon the consummation of any transaction which results in the exchange of more than 50% of all the outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or entity or an Affiliate thereof, or the sale of all or substantially all of the assets of any Group Company, or any transaction resulting in the acquisition of a majority of the then outstanding voting shares of the Company by another corporation or entity or person, except such events prescribed in Section 7(a)(iii) to (vii).

(b)                                 Effect. If a Change of Control occurs prior to full payment of this Note or prior to the time when this Note may be converted (as provided herein), all Indebtedness under this Note shall, at the election of the Holder, (i) become immediately due and payable in full prior to the closing of the Change of Control without any action on the part of Holder, or (ii) be converted into RCPS Shares at the Conversion Price. The Company agrees to pay Holder all reasonable out-of-pocket costs and expenses incurred by Holder in any effort to collect Indebtedness under this Note or convert this Note into RCPS Shares, including reasonable attorney fees.

9.                                      No impairment. The Company shall not, by amendment of its M&AA, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and non-assessable RCPS Shares upon conversion of this Note. Notwithstanding the foregoing, nothing herein limits the ability of the Holder to approve any amendment or waiver related to this Note.

10.                               Lost, Stolen, Destroyed or Mutilated Note. In case this Note shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Note of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Note, or in lieu of the Note lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of the Note.

11.                               Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The parties will work in good faith to substitute the excluded provision with a provision intended to accomplish the parties’ intent to the greatest extent permitted by law.

12.                               Amendments and Waivers. Any term of this Note may be amended, and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Holder and the Company. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon the Holder and its successors and assigns and the Company.

13.                               Attorneys’ Fees. In the event any party hereto is required to engage the services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note (including attorneys’ fees, cost and disbursements) plus all other costs of collection.

14.                               Governing Law and Dispute Resolution. This Note shall be governed by and construed in accordance with the laws of Hong Kong without regard to the conflicts of laws principles. In the event of a dispute regarding this Note, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the Rules of Arbitration of the International Chamber of Commerce (“ICC Rules”) in effect, which rules are deemed to be incorporated by reference into this Section 14, subject to the following: The arbitration tribunal shall consist of three arbitrators to be appointed according to the ICC Rules. The language of the arbitration shall be English. Notwithstanding anything in this Note or in the ICC Rules or otherwise, the arbitration tribunal shall not have the power to award injunctive relief or any other equitable remedy of any kind against the Holder or the Company unless such award both (i) is expressly appealable to and subject to de novo review by the courts of Hong Kong, and (ii) would not, if upheld, have the effect of impairing, restricting, or imposing any conditions on the right or ability of the Holder or the Company or their respective Affiliates to conduct their respective business or operations or to make or dispose of any other investments.

16.                               Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. The Company shall not assign this Note or delegate any of its respective rights or obligations hereunder without the written consent of the Holder. The Holder may assign its rights and obligations under this Note to its Affiliates or any other third party without the prior written consent of the other Parties. Immediately upon the delivery of a written notice about such assignment to the Company by the Holder, the Company shall issue a new Note to the Holder’s assign(s) and this Note shall be cancelled upon the issuance of such new Note.

17.                               Notices. The notice provision in the Agreement shall apply mutatis mutandis to this Note.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its representative, thereunto duly authorized as of the date first above written.

Niu Technologies

By:	/s/Yilin Hu
Name:	Yilin Hu (胡依林)
Title:	Director

Form of Convertible Promissory Note

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT, UNDER ANY OTHER APPLICABLE SECURITIES LAWS AND ANY APPLICABLE STATE SECURITIES LAWS.

Niu Technologies

CONVERTIBLE PROMISSORY NOTE

RMB 30,000,000	December 16, 2016

FOR VALUE RECEIVED, Niu Technologies , a Cayman Islands incorporated limited liability company with its registered office at Maricorp Services Ltd., P.O. Box 2075, The Strand, 46 Canal Point Drive, Grand Cayman KY1-1105, Cayman Islands (the “Company”) promises to pay, in the lawful currency of the United States of America, to the order of Hyperfinite Galaxy Holding Limited, or its assigns (the “Holder”), the principal sum of RMB 30,000,000 (the “Principal Amount”), together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

1.                                      Convertible Note Purchase Agreement. This convertible promissory note (the “Note”) is issued pursuant to the terms of that certain Convertible Note Purchase Agreement dated as of December 16, 2016, by and between the Company, the Holder and certain other parties named therein (as the same may from time to time be amended, modified or supplemented or restated, the “Agreement”) and is subject to the terms thereof. Capitalized terms used but not otherwise defined herein shall have the respective meaning ascribed therein to them in the Agreement. The provisions of this Note are subject to the terms and conditions of the Agreement, which are deemed incorporated by reference into this Note.

2.                                      Repayment. The outstanding Principal Amount under this Note and accrued interest thereon shall be due and payable on the date of RCPS Shares closing or 365 days after the execution of this Note, or such other date as the Holder may in writing agree, whichever is earlier (the “Maturity Date”), unless the Principal Amount under this Note is previously entirely converted pursuant to Section 5 herein or unless the maturity of this Note is accelerated upon the occurrence of Event of Default. The Holder is entitled, at its own discretion, to convert all or any portion of Principle Amount to RCPS Shares pursuant to Section 5 at any time before the Maturity Date. Upon the Maturity Date, all or any portion of the Principle Amount shall, at the election of the Holder, (i) be converted to RCPS Shares pursuant to Section 5 herein; or (ii) be fully repaid to the Holder in cash together with all accrued interest thereon. In the event of the partial conversion, the outstanding Principal Amount that has not been converted shall be repaid without interests. This Note may not be prepaid without the written consent of the Holder.

3.                                      Interest Rate.

(i)                                     Interest shall accrue at a rate of 5% per annum on the outstanding Principal Amount under this Note for the period commencing on and from the date of this Note until the date of payment in full of the outstanding Principal Amount under this Note and the accrued interests thereon; provided that no interest shall be accrued on the outstanding Principal Amount under this Note if the entire or any portion of the Principal Amount has been converted into RCPS Shares on or before the Maturity Date. Interest shall be due and payable on the Maturity Date, and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

(ii)                                  Default Interest. From and after the Maturity Date, or the date on which an Event of Default occurs, whichever is earlier, any unpaid and outstanding Principal Amount under this Note and accrued interest thereon shall bear interest at the rate equal to the lesser of (aa) 8% per annum (computed on the basis of a 365-day year and accruing daily), or (bb) the maximum interest rate permitted under applicable laws, until such amount has been paid in full to the Holder or the Note has been converted.

4.                                      Payments.

(a)                                 Currency and Account. All payments of the outstanding Principal Amount (other than payment by way of conversion) and all payments of the accrued interest shall be paid in lawful money of the United States of America to the Holder, made by wire transfer of immediately available funds to the bank account designated by the Holder in a written notice delivered to the Company.

(b)                                 Application of Payments. Payment on this Note shall be applied first to any expense reimbursement owed to the Holder by the Company pursuant to this Note or otherwise, second to accrued interest, and thereafter to the outstanding Principal Amount.

(c)                                  Priority of the Note. This Note shall rank senior and superior to all the other existing or future Indebtedness owed by the Company.

(d)                                 No Set-Off. All payments on or in respect of this Note or the Indebtedness evidenced hereby shall be made to the Holder without any set-off and free and clear of and without any deduction of any kind whatsoever.

5.                                      Automatic Discharge upon Conversion; Interest Repayment.

(a)                                 This Note and the Company’s obligation to pay the outstanding Principal Amount shall be deemed automatically discharged, at the date of closing of the Holder’s purchase of RCPS Shares pursuant to the Subscription Agreement (the “Discharge Date”), upon the issuance to the Holder by the Company of such number of RCPS Shares, calculated by dividing the outstanding Principal Amount by the applicable Conversion Price.

(b)                                 For purpose of this Note, “Conversion Price” shall mean the quotient obtained pursuant to the following formula:

Conversion Price = M *80% / N

Where:

Where the Holder converts all or portion of its Principle Amount on the date of the RCPS Shares closing, M means US$260,400,000 or the pre-money valuation (excluding the amount of the convertible Note hereunder) of the RCPS Shares closing, whichever is lower. Where the Holder converts all or portion of its Principle Amount prior to date of the RCPS Shares closing, M means US$260,400,000.

N means the total number of the outstanding shares of the Company (on an as-converted and fully-diluted basis) immediately prior to the next round of the Company’s equity financing, namely 125,278,350 (excluding the shares to be issued by the Company assuming the conversion of all the Notes hereunder).

(c)                                  Rights and Preference of the RCPS Shares: if the Conversion Price is based on a valuation equal to 80% of US$260,400,000, the RCPS Shares shall have the same terms and with the same rights and preference as the series A-3 preferred shares of the Company, which have been issued and outstanding as of the date hereof; if the Conversion Price is based on a valuation lower than 80% of US$260,400,000, the RCPS Shares shall have the same terms and with the same rights and obligation as the preferred shares any new investors may have.

6.                                      Mechanics and Effect of Conversion. No fractional shares of the Company will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the amount of the unconverted principal balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note pursuant to Section 5, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. Notwithstanding the foregoing, the failure of the Holder to surrender this Note pursuant to Section 6 shall not affect the conversion of this Note pursuant to Section 5. Upon the conversion of this Note pursuant to Section 5, this Note shall be deemed to have been cancelled even if it is not surrendered for cancellation.

7.                                      Events of Default.

(a)                                 Definition. For purpose of this Note, each of the following events shall be an “Event of Default” hereunder:

(i)                                     The Company fails to make any payment when due under this Note;

(ii)                                  The Company breaches any material representation, warranty, covenant or obligation set forth in, or an event of default occurs under, this Note or the Agreement;

(iii)                               The Company and/or its Subsidiaries is legally dissolved or its existence is otherwise legally terminated;

(iv)                              The Company commences or has commenced against it any proceeding to dissolve or otherwise terminate its existence under any dissolution, liquidation or similar statue now or hereafter in effect or its board of directors or shareholders take any corporate action in furtherance of any of the foregoing;

(v)                                 The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency, arrangement, readjustment of debt, moratorium or any other similar law for the relief of, or relating to, debtors, nor or hereafter in effect, or makes any assignment for the benefit of creditors or its board of directors or shareholders take any corporate action in furtherance of any of the foregoing;

(vi)                              An involuntary petition is filed against the Company and/or its Subsidiaries (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy, reorganization, insolvency, arrangement, readjustment of debt, moratorium, or similar law for the relief of, or relating to, debtors, nor or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company and/or its Subsidiaries;

(vii)                           The failure by the Company to (i) make any payment of any principal of, interest or premium on, any Indebtedness (other than in respect of the Note) when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any specified in the agreement or instrument relating to such Indebtedness as of the date of such failure or otherwise agreed to by the parties; or (ii) to perform or observe any material term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any Indebtedness, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe accelerates the maturity of such Indebtedness; or

(viii)                        The Company, any Group Company: (i) discusses the sale of any equity securities or any other instruments convertible into the equity securities of any Group Company with any third party, or (ii) provides any information with respect to any Group Company to a third party in connection with a potential investment by such third party in any equity securities or any other instruments convertible into the equity securities of such Group Company, or (iii) closes any financing transaction of any equity securities or any other instruments convertible into the equity securities of any Group Company with any third party (a “Default Financing Event”).

In this Note, the term “Indebtedness” means: (i) all indebtedness or other obligations for borrowed money or for the deferred purchase price of property or services; (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all obligations under capital leases; (v) all reimbursement or other obligations under or in respect of letters of credit and bankers acceptances; and (vi) all indebtedness secured by any Lien upon or in property owned whether or not a person assumed or became liable for the payment of such indebtedness.

(b)                                 Consequences of Events of Default.

(i)                                     If an Event of Default occurs, all Indebtedness under this Note shall become immediately due and payable without any action on the part of Holder, and the Company shall immediately pay to Holder all such amounts. Notwithstanding the foregoing, nothing herein limits the rights of the Holder to convert all or any portion of the Note pursuant to Section 5 in lieu of such repayment by the Company. The Company agrees to pay Holder all reasonable out-of-pocket costs and expenses incurred by Holder in any effort to collect Indebtedness under this Note, including reasonable attorney fees.

(ii)                                  Holder shall also have any other rights which Holder may have been afforded under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law.

(c)                                  Default Financing Event; Right of Conversion.

In the event of a Default Financing Event, in addition to any other rights and remedies available to the Holder pursuant to this Note and the Agreement, the Holder shall have the right, in its sole and absolute discretion, to convert all or any portion of the entire Principal Amount outstanding into the equity securities to be issued in connection with such Default Financing Event into that number of equity securities calculated by dividing the outstanding Principal Amount by the lesser of (i) the Conversion Price, and (ii) the price per share paid by other investors in such Default Financing Event. Such equity securities shall be issued on the same terms and with the same rights and preferences as the equity securities are issued to the other investors in such Default Financing Event.

8.                                      Change of Control.

(a)                                 Definition. For purposes of this Note a “Change of Control” shall be deemed to have occurred upon the consummation of any transaction which results in the exchange of more than 50% of all the outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or entity or an Affiliate thereof, or the sale of all or substantially all of the assets of any Group Company, or any transaction resulting in the acquisition of a majority of the then outstanding voting shares of the Company by another corporation or entity or person, except such events prescribed in Section 7(a)(iii) to (vii).

(b)                                 Effect. If a Change of Control occurs prior to full payment of this Note or prior to the time when this Note may be converted (as provided herein), all Indebtedness under this Note shall, at the election of the Holder, (i) become immediately due and payable in full prior to the closing of the Change of Control without any action on the part of Holder, or (ii) be converted into RCPS Shares at the Conversion Price. The Company agrees to pay Holder all reasonable out-of-pocket costs and expenses incurred by Holder in any effort to collect Indebtedness under this Note or convert this Note into RCPS Shares, including reasonable attorney fees.

9.                                      No impairment. The Company shall not, by amendment of its M&AA, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and non-assessable RCPS Shares upon conversion of this Note. Notwithstanding the foregoing, nothing herein limits the ability of the Holder to approve any amendment or waiver related to this Note.

10.                               Lost, Stolen, Destroyed or Mutilated Note. In case this Note shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Note of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Note, or in lieu of the Note lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of the Note.

11.                               Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The parties will work in good faith to substitute the excluded provision with a provision intended to accomplish the parties’ intent to the greatest extent permitted by law.

12.                               Amendments and Waivers. Any term of this Note may be amended, and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Holder and the Company. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon the Holder and its successors and assigns and the Company.

13.                               Attorneys’ Fees. In the event any party hereto is required to engage the services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note (including attorneys’ fees, cost and disbursements) plus all other costs of collection.

14.                               Governing Law and Dispute Resolution. This Note shall be governed by and construed in accordance with the laws of Hong Kong without regard to the conflicts of laws principles. In the event of a dispute regarding this Note, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the Rules of Arbitration of the International Chamber of Commerce (“ICC Rules”) in effect, which rules are deemed to be incorporated by reference into this Section 14, subject to the following: The arbitration tribunal shall consist of three arbitrators to be appointed according to the ICC Rules. The language of the arbitration shall be English. Notwithstanding anything in this Note or in the ICC Rules or otherwise, the arbitration tribunal shall not have the power to award injunctive relief or any other equitable remedy of any kind against the Holder or the Company unless such award both (i) is expressly appealable to and subject to de novo review by the courts of Hong Kong, and (ii) would not, if upheld, have the effect of impairing, restricting, or imposing any conditions on the right or ability of the Holder or the Company or their respective Affiliates to conduct their respective business or operations or to make or dispose of any other investments.

16.                               Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. The Company shall not assign this Note or delegate any of its respective rights or obligations hereunder without the written consent of the Holder. The Holder may assign its rights and obligations under this Note to its Affiliates or any other third party without the prior written consent of the other Parties. Immediately upon the delivery of a written notice about such assignment to the Company by the Holder, the Company shall issue a new Note to the Holder’s assign(s) and this Note shall be cancelled upon the issuance of such new Note.

17.                               Notices. The notice provision in the Agreement shall apply mutatis mutandis to this Note.

[The remainder of this page is deliberately left blank.]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its representative, thereunto duly authorized as of the date first above written.

Niu Technologies

By:	/s/Yilin Hu
Name:	Yilin Hu (胡依林)
Title:	Director

Form of Convertible Promissory Note

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT, UNDER ANY OTHER APPLICABLE SECURITIES LAWS AND ANY APPLICABLE STATE SECURITIES LAWS.

Niu Technologies

CONVERTIBLE PROMISSORY NOTE

RMB 10,000,000	December 16, 2016

FOR VALUE RECEIVED, Niu Technologies , a Cayman Islands incorporated limited liability company with its registered office at Maricorp Services Ltd., P.O. Box 2075, The Strand, 46 Canal Point Drive, Grand Cayman KY1-1105, Cayman Islands (the “Company”) promises to pay, in the lawful currency of the United States of America, to the order of Plum Angel Investment Co., Ltd., or its assigns (the “Holder”), the principal sum of RMB 10,000,000 (the “Principal Amount”), together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

1.                                      Convertible Note Purchase Agreement. This convertible promissory note (the “Note”) is issued pursuant to the terms of that certain Convertible Note Purchase Agreement dated as of December 16, 2016, by and between the Company, the Holder and certain other parties named therein (as the same may from time to time be amended, modified or supplemented or restated, the “Agreement”) and is subject to the terms thereof. Capitalized terms used but not otherwise defined herein shall have the respective meaning ascribed therein to them in the Agreement. The provisions of this Note are subject to the terms and conditions of the Agreement, which are deemed incorporated by reference into this Note.

2.                                      Repayment. The outstanding Principal Amount under this Note and accrued interest thereon shall be due and payable on the date of RCPS Shares closing or 365 days after the execution of this Note, or such other date as the Holder may in writing agree, whichever is earlier (the “Maturity Date”), unless the Principal Amount under this Note is previously entirely converted pursuant to Section 5 herein or unless the maturity of this Note is accelerated upon the occurrence of Event of Default. The Holder is entitled, at its own discretion, to convert all or any portion of Principle Amount to RCPS Shares pursuant to Section 5 at any time before the Maturity Date. Upon the Maturity Date, all or any portion of the Principle Amount shall, at the election of the Holder, (i) be converted to RCPS Shares pursuant to Section 5 herein; or (ii) be fully repaid to the Holder in cash together with all accrued interest thereon. In the event of the partial conversion, the outstanding Principal Amount that has not been converted shall be repaid without interests. This Note may not be prepaid without the written consent of the Holder.

3.                                      Interest Rate.

(i)                                     Interest shall accrue at a rate of 5% per annum on the outstanding Principal Amount under this Note for the period commencing on and from the date of this Note until the date of payment in full of the outstanding Principal Amount under this Note and the accrued interests thereon; provided that no interest shall be accrued on the outstanding Principal Amount under this Note if the entire or any portion of the Principal Amount has been converted into RCPS Shares on or before the Maturity Date. Interest shall be due and payable on the Maturity Date, and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

(ii)                                  Default Interest. From and after the Maturity Date, or the date on which an Event of Default occurs, whichever is earlier, any unpaid and outstanding Principal Amount under this Note and accrued interest thereon shall bear interest at the rate equal to the lesser of (aa) 8% per annum (computed on the basis of a 365-day year and accruing daily), or (bb) the maximum interest rate permitted under applicable laws, until such amount has been paid in full to the Holder or the Note has been converted.

4.                                      Payments.

(a)                                 Currency and Account. All payments of the outstanding Principal Amount (other than payment by way of conversion) and all payments of the accrued interest shall be paid in lawful money of the United States of America to the Holder, made by wire transfer of immediately available funds to the bank account designated by the Holder in a written notice delivered to the Company.

(b)                                 Application of Payments. Payment on this Note shall be applied first to any expense reimbursement owed to the Holder by the Company pursuant to this Note or otherwise, second to accrued interest, and thereafter to the outstanding Principal Amount.

(c)                                  Priority of the Note. This Note shall rank senior and superior to all the other existing or future Indebtedness owed by the Company.

(d)                                 No Set-Off. All payments on or in respect of this Note or the Indebtedness evidenced hereby shall be made to the Holder without any set-off and free and clear of and without any deduction of any kind whatsoever.

5.                                      Automatic Discharge upon Conversion; Interest Repayment.

(a)                                 This Note and the Company’s obligation to pay the outstanding Principal Amount shall be deemed automatically discharged, at the date of closing of the Holder’s purchase of RCPS Shares pursuant to the Subscription Agreement (the “Discharge Date”), upon the issuance to the Holder by the Company of such number of RCPS Shares, calculated by dividing the outstanding Principal Amount by the applicable Conversion Price.

(b)                                 For purpose of this Note, “Conversion Price” shall mean the quotient obtained pursuant to the following formula:

Conversion Price = M *80% / N

Where:

Where the Holder converts all or portion of its Principle Amount on the date of the RCPS Shares closing, M means US$260,400,000 or the pre-money valuation (excluding the amount of the convertible Note hereunder) of the RCPS Shares closing, whichever is lower. Where the Holder converts all or portion of its Principle Amount prior to date of the RCPS Shares closing, M means US$260,400,000.

N means the total number of the outstanding shares of the Company (on an as-converted and fully-diluted basis) immediately prior to the next round of the Company’s equity financing, namely 125,278,350 (excluding the shares to be issued by the Company assuming the conversion of all the Notes hereunder).

(c)                                  Rights and Preference of the RCPS Shares: if the Conversion Price is based on a valuation equal to 80% of US$260,400,000, the RCPS Shares shall have the same terms and with the same rights and preference as the series A-3 preferred shares of the Company, which have been issued and outstanding as of the date hereof; if the Conversion Price is based on a valuation lower than 80% of US$260,400,000, the RCPS Shares shall have the same terms and with the same rights and obligation as the preferred shares any new investors may have.

6.                                      Mechanics and Effect of Conversion. No fractional shares of the Company will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the amount of the unconverted principal balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note pursuant to Section 5, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. Notwithstanding the foregoing, the failure of the Holder to surrender this Note pursuant to Section 6 shall not affect the conversion of this Note pursuant to Section 5. Upon the conversion of this Note pursuant to Section 5, this Note shall be deemed to have been cancelled even if it is not surrendered for cancellation.

7.                                      Events of Default.

(a)                                 Definition. For purpose of this Note, each of the following events shall be an “Event of Default” hereunder:

(i)                                     The Company fails to make any payment when due under this Note;

(ii)                                  The Company breaches any material representation, warranty, covenant or obligation set forth in, or an event of default occurs under, this Note or the Agreement;

(iii)                               The Company and/or its Subsidiaries is legally dissolved or its existence is otherwise legally terminated;

(iv)                              The Company commences or has commenced against it any proceeding to dissolve or otherwise terminate its existence under any dissolution, liquidation or similar statue now or hereafter in effect or its board of directors or shareholders take any corporate action in furtherance of any of the foregoing;

(v)                                 The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency, arrangement, readjustment of debt, moratorium or any other similar law for the relief of, or relating to, debtors, nor or hereafter in effect, or makes any assignment for the benefit of creditors or its board of directors or shareholders take any corporate action in furtherance of any of the foregoing;

(vi)                              An involuntary petition is filed against the Company and/or its Subsidiaries (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy, reorganization, insolvency, arrangement, readjustment of debt, moratorium, or similar law for the relief of, or relating to, debtors, nor or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company and/or its Subsidiaries;

(vii)                           The failure by the Company to (i) make any payment of any principal of, interest or premium on, any Indebtedness (other than in respect of the Note) when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any specified in the agreement or instrument relating to such Indebtedness as of the date of such failure or otherwise agreed to by the parties; or (ii) to perform or observe any material term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any Indebtedness, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe accelerates the maturity of such Indebtedness; or

(viii)                        The Company, any Group Company: (i) discusses the sale of any equity securities or any other instruments convertible into the equity securities of any Group Company with any third party, or (ii) provides any information with respect to any Group Company to a third party in connection with a potential investment by such third party in any equity securities or any other instruments convertible into the equity securities of such Group Company, or (iii) closes any financing transaction of any equity securities or any other instruments convertible into the equity securities of any Group Company with any third party (a “Default Financing Event”).

In this Note, the term “Indebtedness” means: (i) all indebtedness or other obligations for borrowed money or for the deferred purchase price of property or services; (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all obligations under capital leases; (v) all reimbursement or other obligations under or in respect of letters of credit and bankers acceptances; and (vi) all indebtedness secured by any Lien upon or in property owned whether or not a person assumed or became liable for the payment of such indebtedness.

(b)                                 Consequences of Events of Default.

(i)                                     If an Event of Default occurs, all Indebtedness under this Note shall become immediately due and payable without any action on the part of Holder, and the Company shall immediately pay to Holder all such amounts. Notwithstanding the foregoing, nothing herein limits the rights of the Holder to convert all or any portion of the Note pursuant to Section 5 in lieu of such repayment by the Company. The Company agrees to pay Holder all reasonable out-of-pocket costs and expenses incurred by Holder in any effort to collect Indebtedness under this Note, including reasonable attorney fees.

(ii)                                  Holder shall also have any other rights which Holder may have been afforded under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law.

(c)                                  Default Financing Event; Right of Conversion.

In the event of a Default Financing Event, in addition to any other rights and remedies available to the Holder pursuant to this Note and the Agreement, the Holder shall have the right, in its sole and absolute discretion, to convert all or any portion of the entire Principal Amount outstanding into the equity securities to be issued in connection with such Default Financing Event into that number of equity securities calculated by dividing the outstanding Principal Amount by the lesser of (i) the Conversion Price, and (ii) the price per share paid by other investors in such Default Financing Event. Such equity securities shall be issued on the same terms and with the same rights and preferences as the equity securities are issued to the other investors in such Default Financing Event.

8.                                      Change of Control.

(a)                                 Definition. For purposes of this Note a “Change of Control” shall be deemed to have occurred upon the consummation of any transaction which results in the exchange of more than 50% of all the outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or entity or an Affiliate thereof, or the sale of all or substantially all of the assets of any Group Company, or any transaction resulting in the acquisition of a majority of the then outstanding voting shares of the Company by another corporation or entity or person, except such events prescribed in Section 7(a)(iii) to (vii).

(b)                                 Effect. If a Change of Control occurs prior to full payment of this Note or prior to the time when this Note may be converted (as provided herein), all Indebtedness under this Note shall, at the election of the Holder, (i) become immediately due and payable in full prior to the closing of the Change of Control without any action on the part of Holder, or (ii) be converted into RCPS Shares at the Conversion Price. The Company agrees to pay Holder all reasonable out-of-pocket costs and expenses incurred by Holder in any effort to collect Indebtedness under this Note or convert this Note into RCPS Shares, including reasonable attorney fees.

9.                                      No impairment. The Company shall not, by amendment of its M&AA, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and non-assessable RCPS Shares upon conversion of this Note. Notwithstanding the foregoing, nothing herein limits the ability of the Holder to approve any amendment or waiver related to this Note.

10.                               Lost, Stolen, Destroyed or Mutilated Note. In case this Note shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Note of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Note, or in lieu of the Note lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of the Note.

11.                               Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The parties will work in good faith to substitute the excluded provision with a provision intended to accomplish the parties’ intent to the greatest extent permitted by law.

12.                               Amendments and Waivers. Any term of this Note may be amended, and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Holder and the Company. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon the Holder and its successors and assigns and the Company.

13.                               Attorneys’ Fees. In the event any party hereto is required to engage the services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note (including attorneys’ fees, cost and disbursements) plus all other costs of collection.

14.                               Governing Law and Dispute Resolution. This Note shall be governed by and construed in accordance with the laws of Hong Kong without regard to the conflicts of laws principles. In the event of a dispute regarding this Note, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the Rules of Arbitration of the International Chamber of Commerce (“ICC Rules”) in effect, which rules are deemed to be incorporated by reference into this Section 14, subject to the following: The arbitration tribunal shall consist of three arbitrators to be appointed according to the ICC Rules. The language of the arbitration shall be English. Notwithstanding anything in this Note or in the ICC Rules or otherwise, the arbitration tribunal shall not have the power to award injunctive relief or any other equitable remedy of any kind against the Holder or the Company unless such award both (i) is expressly appealable to and subject to de novo review by the courts of Hong Kong, and (ii) would not, if upheld, have the effect of impairing, restricting, or imposing any conditions on the right or ability of the Holder or the Company or their respective Affiliates to conduct their respective business or operations or to make or dispose of any other investments.

16.                               Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. The Company shall not assign this Note or delegate any of its respective rights or obligations hereunder without the written consent of the Holder. The Holder may assign its rights and obligations under this Note to its Affiliates or any other third party without the prior written consent of the other Parties. Immediately upon the delivery of a written notice about such assignment to the Company by the Holder, the Company shall issue a new Note to the Holder’s assign(s) and this Note shall be cancelled upon the issuance of such new Note.

17.                               Notices. The notice provision in the Agreement shall apply mutatis mutandis to this Note.

[The remainder of this page is deliberately left blank.]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its representative, thereunto duly authorized as of the date first above written.

Niu Technologies

By:	/s/Yilin Hu
Name:	Yilin Hu (胡依林)
Title:	Director

Form of Convertible Promissory Note

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT, UNDER ANY OTHER APPLICABLE SECURITIES LAWS AND ANY APPLICABLE STATE SECURITIES LAWS.

Niu Technologies

CONVERTIBLE PROMISSORY NOTE

USD 750,000	December 16, 2016

FOR VALUE RECEIVED, Niu Technologies , a Cayman Islands incorporated limited liability company with its registered office at Maricorp Services Ltd., P.O. Box 2075, The Strand, 46 Canal Point Drive, Grand Cayman KY1-1105, Cayman Islands (the “Company”) promises to pay, in the lawful currency of the United States of America, to the order of Future Capital Discovery Fund I, L.P., or its assigns (the “Holder”), the principal sum of USD 750,000 (the “Principal Amount”), together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

1.                                      Convertible Note Purchase Agreement. This convertible promissory note (the “Note”) is issued pursuant to the terms of that certain Convertible Note Purchase Agreement dated as of December 16, 2016, by and between the Company, the Holder and certain other parties named therein (as the same may from time to time be amended, modified or supplemented or restated, the “Agreement”) and is subject to the terms thereof. Capitalized terms used but not otherwise defined herein shall have the respective meaning ascribed therein to them in the Agreement. The provisions of this Note are subject to the terms and conditions of the Agreement, which are deemed incorporated by reference into this Note.

2.                                      Repayment. The outstanding Principal Amount under this Note and accrued interest thereon shall be due and payable on the date of RCPS Shares closing or 365 days after the execution of this Note, or such other date as the Holder may in writing agree, whichever is earlier (the “Maturity Date”), unless the Principal Amount under this Note is previously entirely converted pursuant to Section 5 herein or unless the maturity of this Note is accelerated upon the occurrence of Event of Default. The Holder is entitled, at its own discretion, to convert all or any portion of Principle Amount to RCPS Shares pursuant to Section 5 at any time before the Maturity Date. Upon the Maturity Date, all or any portion of the Principle Amount shall, at the election of the Holder, (i) be converted to RCPS Shares pursuant to Section 5 herein; or (ii) be fully repaid to the Holder in cash together with all accrued interest thereon. In the event of the partial conversion, the outstanding Principal Amount that has not been converted shall be repaid without interests. This Note may not be prepaid without the written consent of the Holder.

3.                                      Interest Rate.

(i)                                     Interest shall accrue at a rate of 5% per annum on the outstanding Principal Amount under this Note for the period commencing on and from the date of this Note until the date of payment in full of the outstanding Principal Amount under this Note and the accrued interests thereon; provided that no interest shall be accrued on the outstanding Principal Amount under this Note if the entire or any portion of the Principal Amount has been converted into RCPS Shares on or before the Maturity Date. Interest shall be due and payable on the Maturity Date, and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

(ii)                                  Default Interest. From and after the Maturity Date, or the date on which an Event of Default occurs, whichever is earlier, any unpaid and outstanding Principal Amount under this Note and accrued interest thereon shall bear interest at the rate equal to the lesser of (aa) 8% per annum (computed on the basis of a 365-day year and accruing daily), or (bb) the maximum interest rate permitted under applicable laws, until such amount has been paid in full to the Holder or the Note has been converted.

4.                                      Payments.

(a)                                 Currency and Account. All payments of the outstanding Principal Amount (other than payment by way of conversion) and all payments of the accrued interest shall be paid in lawful money of the United States of America to the Holder, made by wire transfer of immediately available funds to the bank account designated by the Holder in a written notice delivered to the Company.

(b)                                 Application of Payments. Payment on this Note shall be applied first to any expense reimbursement owed to the Holder by the Company pursuant to this Note or otherwise, second to accrued interest, and thereafter to the outstanding Principal Amount.

(c)                                  Priority of the Note. This Note shall rank senior and superior to all the other existing or future Indebtedness owed by the Company.

(d)                                 No Set-Off. All payments on or in respect of this Note or the Indebtedness evidenced hereby shall be made to the Holder without any set-off and free and clear of and without any deduction of any kind whatsoever.

5.                                      Automatic Discharge upon Conversion; Interest Repayment.

(a)                                 This Note and the Company’s obligation to pay the outstanding Principal Amount shall be deemed automatically discharged, at the date of closing of the Holder’s purchase of RCPS Shares pursuant to the Subscription Agreement (the “Discharge Date”), upon the issuance to the Holder by the Company of such number of RCPS Shares, calculated by dividing the outstanding Principal Amount by the applicable Conversion Price.

(b)                                 For purpose of this Note, “Conversion Price” shall mean the quotient obtained pursuant to the following formula:

Conversion Price = M *80% / N

Where:

Where the Holder converts all or portion of its Principle Amount on the date of the RCPS Shares closing, M means US$260,400,000 or the pre-money valuation (excluding the amount of the convertible Note hereunder) of the RCPS Shares closing, whichever is lower. Where the Holder converts all or portion of its Principle Amount prior to date of the RCPS Shares closing, M means US$260,400,000.

N means the total number of the outstanding shares of the Company (on an as-converted and fully-diluted basis) immediately prior to the next round of the Company’s equity financing, namely 125,278,350 (excluding the shares to be issued by the Company assuming the conversion of all the Notes hereunder).

(c)                                  Rights and Preference of the RCPS Shares: if the Conversion Price is based on a valuation equal to 80% of US$260,400,000, the RCPS Shares shall have the same terms and with the same rights and preference as the series A-3 preferred shares of the Company, which have been issued and outstanding as of the date hereof; if the Conversion Price is based on a valuation lower than 80% of US$260,400,000, the RCPS Shares shall have the same terms and with the same rights and obligation as the preferred shares any new investors may have.

6.                                      Mechanics and Effect of Conversion. No fractional shares of the Company will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the amount of the unconverted principal balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note pursuant to Section 5, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. Notwithstanding the foregoing, the failure of the Holder to surrender this Note pursuant to Section 6 shall not affect the conversion of this Note pursuant to Section 5. Upon the conversion of this Note pursuant to Section 5, this Note shall be deemed to have been cancelled even if it is not surrendered for cancellation.

7.                                      Events of Default.

(a)                                 Definition. For purpose of this Note, each of the following events shall be an “Event of Default” hereunder:

(i)                                     The Company fails to make any payment when due under this Note;

(ii)                                  The Company breaches any material representation, warranty, covenant or obligation set forth in, or an event of default occurs under, this Note or the Agreement;

(iii)                               The Company and/or its Subsidiaries is legally dissolved or its existence is otherwise legally terminated;

(iv)                              The Company commences or has commenced against it any proceeding to dissolve or otherwise terminate its existence under any dissolution, liquidation or similar statue now or hereafter in effect or its board of directors or shareholders take any corporate action in furtherance of any of the foregoing;

(v)                                 The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency, arrangement, readjustment of debt, moratorium or any other similar law for the relief of, or relating to, debtors, nor or hereafter in effect, or makes any assignment for the benefit of creditors or its board of directors or shareholders take any corporate action in furtherance of any of the foregoing;

(vi)                              An involuntary petition is filed against the Company and/or its Subsidiaries (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy, reorganization, insolvency, arrangement, readjustment of debt, moratorium, or similar law for the relief of, or relating to, debtors, nor or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company and/or its Subsidiaries;

(vii)                           The failure by the Company to (i) make any payment of any principal of, interest or premium on, any Indebtedness (other than in respect of the Note) when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any specified in the agreement or instrument relating to such Indebtedness as of the date of such failure or otherwise agreed to by the parties; or (ii) to perform or observe any material term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any Indebtedness, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe accelerates the maturity of such Indebtedness; or

(viii)                        The Company, any Group Company: (i) discusses the sale of any equity securities or any other instruments convertible into the equity securities of any Group Company with any third party, or (ii) provides any information with respect to any Group Company to a third party in connection with a potential investment by such third party in any equity securities or any other instruments convertible into the equity securities of such Group Company, or (iii) closes any financing transaction of any equity securities or any other instruments convertible into the equity securities of any Group Company with any third party (a “Default Financing Event”).

In this Note, the term “Indebtedness” means: (i) all indebtedness or other obligations for borrowed money or for the deferred purchase price of property or services; (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all obligations under capital leases; (v) all reimbursement or other obligations under or in respect of letters of credit and bankers acceptances; and (vi) all indebtedness secured by any Lien upon or in property owned whether or not a person assumed or became liable for the payment of such indebtedness.

(b)                                 Consequences of Events of Default.

(i)                                     If an Event of Default occurs, all Indebtedness under this Note shall become immediately due and payable without any action on the part of Holder, and the Company shall immediately pay to Holder all such amounts. Notwithstanding the foregoing, nothing herein limits the rights of the Holder to convert all or any portion of the Note pursuant to Section 5 in lieu of such repayment by the Company. The Company agrees to pay Holder all reasonable out-of-pocket costs and expenses incurred by Holder in any effort to collect Indebtedness under this Note, including reasonable attorney fees.

(ii)                                  Holder shall also have any other rights which Holder may have been afforded under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law.

(c)                                  Default Financing Event; Right of Conversion.

In the event of a Default Financing Event, in addition to any other rights and remedies available to the Holder pursuant to this Note and the Agreement, the Holder shall have the right, in its sole and absolute discretion, to convert all or any portion of the entire Principal Amount outstanding into the equity securities to be issued in connection with such Default Financing Event into that number of equity securities calculated by dividing the outstanding Principal Amount by the lesser of (i) the Conversion Price, and (ii) the price per share paid by other investors in such Default Financing Event. Such equity securities shall be issued on the same terms and with the same rights and preferences as the equity securities are issued to the other investors in such Default Financing Event.

8.                                      Change of Control.

(a)                                 Definition. For purposes of this Note a “Change of Control” shall be deemed to have occurred upon the consummation of any transaction which results in the exchange of more than 50% of all the outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or entity or an Affiliate thereof, or the sale of all or substantially all of the assets of any Group Company, or any transaction resulting in the acquisition of a majority of the then outstanding voting shares of the Company by another corporation or entity or person, except such events prescribed in Section 7(a)(iii) to (vii).

(b)                                 Effect. If a Change of Control occurs prior to full payment of this Note or prior to the time when this Note may be converted (as provided herein), all Indebtedness under this Note shall, at the election of the Holder, (i) become immediately due and payable in full prior to the closing of the Change of Control without any action on the part of Holder, or (ii) be converted into RCPS Shares at the Conversion Price. The Company agrees to pay Holder all reasonable out-of-pocket costs and expenses incurred by Holder in any effort to collect Indebtedness under this Note or convert this Note into RCPS Shares, including reasonable attorney fees.

9.                                      No impairment. The Company shall not, by amendment of its M&AA, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and non-assessable RCPS Shares upon conversion of this Note. Notwithstanding the foregoing, nothing herein limits the ability of the Holder to approve any amendment or waiver related to this Note.

10.                               Lost, Stolen, Destroyed or Mutilated Note. In case this Note shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Note of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Note, or in lieu of the Note lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of the Note.

11.                               Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The parties will work in good faith to substitute the excluded provision with a provision intended to accomplish the parties’ intent to the greatest extent permitted by law.

12.                               Amendments and Waivers. Any term of this Note may be amended, and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Holder and the Company. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon the Holder and its successors and assigns and the Company.

13.                               Attorneys’ Fees. In the event any party hereto is required to engage the services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note (including attorneys’ fees, cost and disbursements) plus all other costs of collection.

14.                               Governing Law and Dispute Resolution. This Note shall be governed by and construed in accordance with the laws of Hong Kong without regard to the conflicts of laws principles. In the event of a dispute regarding this Note, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the Rules of Arbitration of the International Chamber of Commerce (“ICC Rules”) in effect, which rules are deemed to be incorporated by reference into this Section 14, subject to the following: The arbitration tribunal shall consist of three arbitrators to be appointed according to the ICC Rules. The language of the arbitration shall be English. Notwithstanding anything in this Note or in the ICC Rules or otherwise, the arbitration tribunal shall not have the power to award injunctive relief or any other equitable remedy of any kind against the Holder or the Company unless such award both (i) is expressly appealable to and subject to de novo review by the courts of Hong Kong, and (ii) would not, if upheld, have the effect of impairing, restricting, or imposing any conditions on the right or ability of the Holder or the Company or their respective Affiliates to conduct their respective business or operations or to make or dispose of any other investments.

16.                               Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. The Company shall not assign this Note or delegate any of its respective rights or obligations hereunder without the written consent of the Holder. The Holder may assign its rights and obligations under this Note to its Affiliates or any other third party without the prior written consent of the other Parties. Immediately upon the delivery of a written notice about such assignment to the Company by the Holder, the Company shall issue a new Note to the Holder’s assign(s) and this Note shall be cancelled upon the issuance of such new Note.

17.                               Notices. The notice provision in the Agreement shall apply mutatis mutandis to this Note.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its representative, thereunto duly authorized as of the date first above written.

Niu Technologies

By:	/s/Yilin Hu
Name:	Yilin Hu (胡依林)
Title:	Director